UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 22, 2018

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.                               Results of Operations and Financial Condition

On October 22, 2018, Coherent, Inc. (“Coherent”) issued a press release regarding certain preliminary financial results for the fiscal quarter ended September 29, 2018. A copy of the press release is furnished as Exhibit 99.1 to this report.

As Coherent’s quarter-end audit and financial review is not complete, these preliminary financial results reflect the extent of Coherent’s current understanding of such results and are subject to adjustments. Coherent will release its financial results for the fiscal quarter ended September 29, 2018 after the market closes on Tuesday, November 6, 2018.

NON-GAAP FINANCIAL MEASURES: Coherent utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall business performance, for making operating decisions and for forecasting and planning future periods. Coherent considers the use of non-GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. Ongoing operations are the ongoing revenue and expenses of the business, excluding certain costs and expenses that Coherent does not anticipate to recur on a quarterly basis or which do not reflect ongoing operations. While Coherent uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, Coherent does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, Coherent believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. In assessing the overall health of its business, Coherent excluded items in the following general categories described below:

Non-GAAP Gross Margin and Non-GAAP Operating Margin.  Coherent has excluded certain recurring and non-recurring items in order to enhance investors’ understanding of its ongoing operations and to compare these results across multiple fiscal periods, particularly where a one-time event may have an impact in one fiscal quarter and not another.

Each of the non-GAAP financial measures described above, and used herein, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Coherent’s financial results for the foreseeable future. In addition, other companies, including other companies in Coherent’s industry, may calculate non-GAAP financial measures differently than Coherent does, limiting their usefulness as a comparative tool.

ITEM 9.01.          Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated October 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: October 22, 2018
	By:	/s/ Kevin Palatnik
Kevin Palatnik
Executive Vice President and
Chief Financial Officer